UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 Form 8-K

             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934


    Date of Report (Date of earliest event reported) January 27, 1999

                      UNITED FINANCIAL MORTGAGE CORP.
             (Exact name of small business issuer as specified in its charter)

             ILLINOIS                                36-3440533
             (State or other jurisdiction of         (I.R.S. Employer
             incorporation or organization)          Identification No.)

                           600 Enterprise Drive,
                                 Suite 206
                         Oak Brook, Illinois 60523

                Issuer's telephone number:  (630) 571-7222

   _________________Not Applicable_____________________________________
       (Former name or former address, if changed since last report)


        Item 5.    Other Events

        On January 27, 1999, United Financial Mortgage Corp. (the
        "registrant") issued a press release regarding its sales loan volume for the calender year ended Decmeber 31, 1998. A copy of the press release is attached hereto as exhibit 99.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      United Financial Mortgage Corp.
        Date Signed

        January 28, 1999              /s/ Steve Y. Khoshabe
                                      Vice President and Chief Financial
                                      Officer